Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

investor.relations@globalpay.com

Global Payments Reports Second Quarter Earnings

ATLANTA, January 6, 2011 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal second quarter ended November 30, 2010. For the second quarter, revenues grew 8% to $443.5 million compared to $409.0 million in the prior fiscal year. Normalized diluted earnings per share from continuing operations for the quarter were $0.70 compared to $0.71 in the prior year (See Schedule 2 Normalized Income Statements). On a GAAP basis, the company reported fiscal 2011 second quarter diluted earnings per share from continuing operations for the quarter of $0.67 compared to $0.71 in the prior year (See Schedule 1 for GAAP Income Statements).

Normalized second quarter results exclude pretax expenses consisting of certain start-up and duplicative costs related to the company’s Global Service Center in Manila, Philippines and employee termination benefits related to Canada. (See Schedule 7 for Reconciliation of Normalized and Cash Earnings to GAAP).

Chairman and CEO Paul R. Garcia stated, “Our performance demonstrates continued execution of our growth strategies in all of our regions. In aggregate, the businesses performed as we expected during the quarter, with especially strong performance in Asia. Given our solid performance to date and some benefit from favorable currency exchange rates, we are pleased to increase our organic revenue and earnings expectations for the year.

I am also delighted that we have closed our “la Caixa” acquisition which will of course generate additional revenues and cash earnings. Just as importantly, “la Caixa” provides us a leading market position in Spain from which to drive long term growth.”

—More—

GPN Reports Second Quarter Earnings

January 6, 2011

David E. Mangum, EVP and CFO, stated, “In an effort to assist investors in reviewing the company’s underlying performance, and with the acquisition of “la Caixa”, we are supplementing our financial reporting with earnings per share on a cash basis, which excludes the impact of acquisition-related amortization, special or non-recurring charges, and their related tax effects. On a cash basis, the company reported fiscal 2011 second quarter diluted earnings per share from continuing operations comparable to the prior year quarter of $0.76.” (See Schedule 3 Cash Earnings income statements).

The company expects the “la Caixa” joint venture to add revenue of $25 million to $30 million and to be dilutive to our GAAP and normalized earnings per share by $0.02 to $0.04 for fiscal 2011 and accretive by $0.02 to $0.04 to cash earnings per share.

For the full year of fiscal 2011, including the addition of the “la Caixa” joint venture, the company now expects revenue of $1,780 million to $1,820 million, or 8% to 11% growth over fiscal 2010, and diluted earnings per share from continuing operations on a cash basis of $2.95 to $3.06, reflecting 5% to 9% growth over fiscal 2010, normalized earnings per share from continuing operations of $2.66 to $2.77, reflecting growth of 5% to 9% and GAAP diluted earnings per share from continuing operations of $2.54 to $2.65 (See Schedule 9 for full details on guidance with and without the impact of “la Caixa”).

Conference Call

Global Payments will hold a conference call today, January 6, 2011 at 5:00 p.m. ET to discuss financial results and business highlights. Callers may access the conference call via the company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through January 18, 2011.

GPN Reports Second Quarter Earnings

January 6, 2011

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe, and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect of current economic conditions in Spain and their anticipated austerity measures on our ability to drive sales and achieve long-term growth in the market; foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including a decline in the value of the U.S. dollar, and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

###

SCHEDULE 1

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended November 30,			Six Months Ended November 30,
(In thousands, except per share data)	2010	2009	% Change	2010	2009	% Change
Revenues	$443,526	$408,951	8%	$883,665	$818,882	8%

Operating expenses:
Cost of service	154,205	144,881	6%	305,246	286,084	7%
Sales, general and administrative	206,178	175,368	18%	413,168	354,853	16%

	360,383	320,249	13%	718,414	640,937	12%

Operating income	83,143	88,702	(6%)	165,251	177,945	(7%)

Other income (expense):
Interest and other income	4,072	690	490%	5,608	1,380	306%
Interest and other expense	(4,299)	(4,423)	(3%)	(9,140)	(8,564)	7%

	(227)	(3,733)	NM	(3,532)	(7,184)	NM

Income from continuing operations before income taxes	82,916	84,969	(2%)	161,719	170,761	(5%)
Provision for income taxes	(24,546)	(23,655)	4%	(49,527)	(49,191)	1%

Income from continuing operations	58,370	61,314	(5%)	112,192	121,570	(8%)
(Loss) income from discontinued operations, net of tax	(487)	4,868	NM	(515)	7,056	NM

Net income including noncontrolling interests	57,883	66,182	(13%)	111,677	128,626	(13%)
Less: Net income attributable to noncontrolling interests, net of tax	(4,378)	(3,347)	31%	(8,804)	(7,960)	11%

Net income attributable to Global Payments	$53,505	$62,835	(15%)	$102,873	$120,666	(15%)

Amounts attributable to Global Payments:
Income from continuing operations	$53,992	$57,967	(7%)	$103,388	$113,610	(9%)
(Loss) income from discontinued operations, net of tax	(487)	4,868	NM	(515)	7,056	NM

Net income attributable to Global Payments	$53,505	$62,835	(15%)	$102,873	$120,666	(15%)

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.68	$0.71	(4%)	$1.30	$1.40	(7%)
(Loss) income from discontinued operations, net of tax	(0.01)	0.06	NM	(0.01)	0.09	NM

Net income attributable to Global Payments	$0.67	$0.77	(13%)	$1.29	$1.49	(13%)

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.67	$0.71	(6%)	$1.29	$1.39	(7%)
(Loss) income from discontinued operations, net of tax	—	0.05	NM	(0.01)	0.09	NM

Net income attributable to Global Payments	$0.67	$0.76	(12%)	$1.28	$1.48	(14%)

Weighted average shares outstanding:
Basic	79,701	81,236		79,642	80,890
Diluted	80,344	82,188		80,310	81,786

NM - Not Meaningful

SCHEDULE 2

NORMALIZED EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended November 30,			Six Months Ended November 30,
(In thousands, except per share data)	2010	2009	% Change	2010	2009	% Change
	Normalized[1]	GAAP[2]		Normalized[1]	GAAP[2]
Revenues	$443,526	$408,951	8%	$883,665	$818,882	8%

Operating expenses:
Cost of service	152,975	144,881	6%	303,420	286,084	6%
Sales, general and administrative	203,425	175,368	16%	407,821	354,853	15%

	356,400	320,249	11%	711,241	640,937	11%

Operating income	87,126	88,702	(2%)	172,424	177,945	(3%)

Other income (expense):
Interest and other income	4,072	690	490%	5,608	1,380	306%
Interest and other expense	(4,299)	(4,423)	(3%)	(9,140)	(8,564)	7%

	(227)	(3,733)	NM	(3,532)	(7,184)	NM

Income from continuing operations before income taxes	86,899	84,969	2%	168,892	170,761	(1%)
Provision for income taxes	(25,982)	(23,655)	10%	(49,646)	(49,191)	1%

Income from continuing operations including noncontrolling interests	60,917	61,314	(1%)	119,246	121,570	(2%)
Less: Net income attributable to noncontrolling interests, net of tax	(4,378)	(3,347)	31%	(8,804)	(7,960)	11%

Net income from continuing operations attributable to Global Payments	$56,539	$57,967	(2%)	$110,442	$113,610	(3%)

Basic earnings per share	$0.71	$0.71	0%	$1.39	$1.40	(1%)

Diluted earnings per share	$0.70	$0.71	(1%)	$1.38	$1.39	(1%)

Weighted average shares outstanding:
Basic	79,701	81,236		79,642	80,890
Diluted	80,344	82,188		80,310	81,786

NM - Not Meaningful

[1]

Normalized results exclude expenses consisting of $1.6 million and $2.3 million during the three and six months ended November 30, 2010, respectively, of start-up costs related to our new Global Service Center in Manila, Philippines and $2.4 million and $4.8 million during the three and six months ended November 30, 2010, respectively, related to employee termination and relocation benefits. Results for the six months ended November 30, 2010 also exclude a $2.5 million one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%. See schedule 7 for reconciliation of normalized earnings from continuing operations to GAAP.

[2]	There were no normalized adjustments during the three and six months ended November 30, 2009.

SCHEDULE 3

CASH EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended November 30,			Six Months Ended November 30,
(In thousands, except per share data)	2010	2009	% Change	2010	2009	% Change
Revenues	$443,526	$408,951	8%	$883,665	$818,882	8%

Operating expenses:
Cost of service	145,003	136,539	6%	287,774	269,859	7%
Sales, general and administrative	203,425	175,368	16%	407,821	354,853	15%

	348,428	311,907	12%	695,595	624,712	11%

Operating income	95,098	97,044	(2%)	188,070	194,170	(3%)

Other income (expense):
Interest and other income	4,072	690	490%	5,608	1,380	306%
Interest and other expense	(4,299)	(4,423)	(3%)	(9,140)	(8,564)	7%

	(227)	(3,733)	NM	(3,532)	(7,184)	NM

Income from continuing operations before income taxes	94,871	93,311	2%	184,538	186,986	(1%)
Provision for income taxes	(28,843)	(26,914)	7%	(54,793)	(54,916)	(0%)

Income from continuing operations including noncontrolling interests	66,028	66,397	(1%)	129,745	132,070	(2%)
Less: Net income attributable to noncontrolling interests, net of tax	(4,701)	(3,698)	27%	(9,440)	(8,622)	9%

Net income from continuing operations attributable to Global Payments	$61,327	$62,699	(2%)	$120,305	$123,448	(3%)

Basic earnings per share	$0.77	$0.77	0%	$1.51	$1.53	(1%)

Diluted earnings per share	$0.76	$0.76	0%	$1.50	$1.51	(1%)

Weighted average shares outstanding:
Basic	79,701	81,236		79,642	80,890
Diluted	80,344	82,188		80,310	81,786

NM - Not Meaningful

Cash earnings exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit. See schedule 7 for reconciliation of cash earnings from continuing operations to GAAP.

SCHEDULE 4

SEGMENT INFORMATION CONTINUING OPERATIONS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended November 30,
	2010			2009		% Change
(In thousands)	GAAP	Normalized	Cash Earnings	GAAP	Cash Earnings	GAAP	Normalized to GAAP[1]	Cash Earnings
Revenues:
United States	$245,671	$245,671	$245,671	$220,934	$220,934	11%	11%	11%
Canada	81,453	81,453	81,453	78,236	78,236	4%	4%	4%

North America merchant services	327,124	327,124	327,124	299,170	299,170	9%	9%	9%

Europe	79,881	79,881	79,881	84,143	84,143	(5%)	(5%)	(5%)
Asia-Pacific	36,521	36,521	36,521	25,638	25,638	42%	42%	42%

International merchant services	116,402	116,402	116,402	109,781	109,781	6%	6%	6%

Total revenues	$443,526	$443,526	$443,526	$408,951	$408,951	8%	8%	8%

Operating income:
North America merchant services	$67,131	$67,131	$70,287	$73,643	$76,305	(9%)	(9%)	(8%)
International merchant services	35,349	35,349	40,165	30,750	36,430	15%	15%	10%
Corporate	(19,337)	(15,354)	(15,354)	(15,691)	(15,691)	(23%)	2%	2%

Operating income	$83,143	$87,126	$95,098	$88,702	$97,044	(6%)	(2%)	(2%)

	Six Months Ended November 30
	2010			2009		% Change
	GAAP	Normalized	Cash Earnings	GAAP	Cash Earnings	GAAP	Normalized to GAAP[1]	Cash Earnings
Revenues:
United States	$501,302	$501,302	$501,302	$443,699	$443,699	13%	13%	13%
Canada	162,666	162,666	162,666	159,461	159,461	2%	2%	2%

North America merchant services	663,968	663,968	663,968	603,160	603,160	10%	10%	10%

Europe	153,677	153,677	153,677	164,610	164,610	(7%)	(7%)	(7%)
Asia-Pacific	66,020	66,020	66,020	51,112	51,112	29%	29%	29%

International merchant services	219,697	219,697	219,697	215,722	215,722	2%	2%	2%

Total revenues	$883,665	$883,665	$883,665	$818,882	$818,882	8%	8%	8%

Operating income:
North America merchant services	$135,499	$135,499	$141,672	$149,564	$154,473	(9%)	(9%)	(8%)
International merchant services	66,742	66,742	76,215	59,499	70,815	12%	12%	8%
Corporate	(36,990)	(29,817)	(29,817)	(31,118)	(31,118)	(19%)	4%	4%

Operating income	$165,251	$172,424	$188,070	$177,945	$194,170	(7%)	(3%)	(3%)

See Schedule 8 for reconciliation of normalized and cash earnings segment information to GAAP.

[1]	There were no normalized adjustments during the three and six months ended November 30, 2009.

SCHEDULE 5

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	November 30	May 31,
(In thousands)	2010	2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$663,660	$769,946
Accounts receivable, net of allowances for doubtful accounts of $353 and $269, respectively	149,366	131,817
Claims receivable, net of allowance for losses of $4,308 and $4,208, respectively	909	664
Settlement processing assets	81,192	13,741
Inventory	7,737	9,740
Deferred income taxes	4,027	2,752
Prepaid expenses and other current assets	21,767	39,604

Total current assets	928,658	968,264

Goodwill	590,911	569,090
Other intangible assets, net of accumulated amortization of $164,171 and $145,076, respectively	198,687	205,110
Property and equipment, net of accumulated depreciation of $142,121 and $119,402, respectively	219,944	183,938
Deferred income taxes	96,080	90,470
Other	22,310	22,454

Total assets	$2,056,590	$2,039,326

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$180,881	$79,187
Notes payable - current portion	143,094	148,169
Accounts payable and accrued liabilities	177,879	173,575
Settlement processing obligations	94,887	265,110
Income taxes payable	9,244	6,430

Total current liabilities	605,985	672,471

Notes payable	202,610	272,965
Deferred income taxes	95,426	88,265
Other long-term liabilities	38,825	31,436

Total liabilities	942,846	1,065,137

Commitments and contingencies

Redeemable noncontrolling interest	115,279	102,672

Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 82,472,803 issued and 79,745,066 outstanding at November 30, 2010 and 82,028,945 issued and 79,646,055 outstanding at May 31, 2010	—	—
Paid-in capital	469,372	460,747
Retained earnings	636,594	544,772
Treasury stock; 2,727,737 and 2,382,890 shares at November 30, 2010 and May 31, 2010, respectively	(112,980)	(100,000)
Accumulated other comprehensive loss	(4,457)	(44,255)

Total Global Payments shareholders’ equity	988,529	861,264

Noncontrolling interest	9,936	10,253

Total equity	998,465	871,517

Total liabilities and equity	$2,056,590	$2,039,326

SCHEDULE 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Six Months Ended November 30,
(In thousands)	2010	2009
Cash flows from operating activities:
Net income including noncontrolling interests	$111,677	$128,626
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	19,082	17,441
Amortization of acquired intangibles	15,646	16,264
Share-based compensation expense	7,690	7,433
Provision for operating losses and bad debts	10,146	13,152
Deferred income taxes	3,287	(18,091)
Estimated loss on disposal of discontinued operations	—	15,850
Other, net	(3,556)	(151)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(17,549)	(7,869)
Claims receivable	(8,095)	(8,052)
Settlement processing assets and obligations, net	(239,970)	617,802
Inventory	1,954	(7,274)
Prepaid expenses and other assets	(4,600)	2,299
Payables to money transfer beneficiaries	—	(5,082)
Accounts payable and other accrued liabilities	18,990	13,642
Income taxes payable	24,382	(768)

Net cash (used in) provided by operating activities	(60,916)	785,222

Cash flows from investing activities:
Business and intangible asset acquisitions, net of cash acquired	(3,488)	(17,059)
Capital expenditures	(51,709)	(20,677)
Preliminary settlement of working capital adjustments from disposition of business	(1,921)	—
Net decrease (increase) in financing receivables	991	(501)
Proceeds from sale of investment and contractual rights, net	—	253

Net cash used in investing activities	(56,127)	(37,984)

Cash flows from financing activities:
Net borrowings (payments) on lines of credit	101,694	(351)
Proceeds from notes payable	4,410	302,487
Principal payments under notes payable	(83,331)	(49,509)
Acquisition of redeemable noncontrolling interests	—	(307,675)
Proceeds from stock issued under share-based compensation plans	1,962	18,017
Repurchase of common stock	(14,900)	—
Tax benefit from share-based compensation	118	4,037
Distribution to noncontrolling interests	(4,385)	(16,258)
Dividends paid	(3,180)	(3,245)

Net cash provided by (used in) financing activities	2,388	(52,497)

Effect of exchange rate changes on cash	8,369	6,522

(Decrease) increase in cash and cash equivalents	(106,286)	701,263
Cash and cash equivalents, beginning of period	769,946	426,935

Cash and cash equivalents, end of period	$663,660	$1,128,198

SCHEDULE 7

RECONCILIATION OF NORMALIZED AND CASH EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended November 30,
	2010						2009[4]
(In thousands, except per share data)	GAAP	Employee Termination and Other[1]		Normalized	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$443,526	$—		$443,526	$—	$443,526	$408,951	$—	$408,951

Operating expenses:
Cost of service	154,205	(1,230)		152,975	(7,972)	145,003	144,881	(8,342)	136,539
Sales, general and administrative	206,178	(2,753)		203,425	—	203,425	175,368	—	175,368

	360,383	(3,983)		356,400	(7,972)	348,428	320,249	(8,342)	311,907

Operating income	83,143	3,983		87,126	7,972	95,098	88,702	8,342	97,044

Other income (expense):
Interest and other income	4,072	—		4,072	—	4,072	690	—	690
Interest and other expense	(4,299)	—		(4,299)	—	(4,299)	(4,423)	—	(4,423)

	(227)	—		(227)	—	(227)	(3,733)	—	(3,733)

Income from continuing operations before income taxes	82,916	3,983		86,899	7,972	94,871	84,969	8,342	93,311
Provision for income taxes	(24,546)	(1,436)		(25,982)	(2,861)	(28,843)	(23,655)	(3,259)	(26,914)

Income from continuing operations	58,370	2,547		60,917	5,111	66,028	61,314	5,083	66,397
Less: Net income attributable to noncontrolling interests, net of tax	(4,378)	—		(4,378)	(323)	(4,701)	(3,347)	(351)	(3,698)

Net income from continuing operations attributable to Global Payments	$53,992	$2,547		$56,539	$4,788	$61,327	$57,967	$4,732	$62,699

Diluted shares	80,344			80,344		80,344	82,188		82,188
Diluted earnings per share	$0.67	$0.03		$0.70	$0.06	$0.76	$0.71	$0.05	$0.76

	Six Months Ended November 30,
	2010						2009[4]
	GAAP	Employee Termination and Other[1]	Foreign Tax Rate[2]	Normalized	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Cash Earnings Adjustments	Cash Earnings
Revenues	$883,665	$—	$—	$883,665	$—	$883,665	$818,882	$—	$818,882

Operating expenses:
Cost of service	305,246	(1,826)	—	303,420	(15,646)	287,774	286,084	(16,225)	269,859
Sales, general and administrative	413,168	(5,347)	—	407,821	—	407,821	354,853	—	354,853

	718,414	(7,173)	—	711,241	(15,646)	695,595	640,937	(16,225)	624,712

Operating income	165,251	7,173	—	172,424	15,646	188,070	177,945	16,225	194,170

Other income (expense):
Interest and other income	5,608	—	—	5,608	—	5,608	1,380	—	1,380
Interest and other expense	(9,140)	—	—	(9,140)	—	(9,140)	(8,564)	—	(8,564)

	(3,532)	—	—	(3,532)	—	(3,532)	(7,184)	—	(7,184)

Income from continuing operations before income taxes	161,719	7,173	—	168,892	15,646	184,538	170,761	16,225	186,986
Provision for income taxes	(49,527)	(2,598)	2,479	(49,646)	(5,147)	(54,793)	(49,191)	(5,725)	(54,916)

Income from continuing operations	112,192	4,575	2,479	119,246	10,499	129,745	121,570	10,500	132,070
Less: Net income attributable to noncontrolling interests, net of tax	(8,804)	—	—	(8,804)	(636)	(9,440)	(7,960)	(662)	(8,622)

Net income from continuing operations attributable to Global Payments	$103,388	$4,575	$2,479	$110,442	$9,863	$120,305	$113,610	$9,838	$123,448

Diluted shares	80,310			80,310		80,310	81,786		81,786
Diluted earnings per share	$1.29	$0.06	$0.03	$1.38	$0.12	$1.50	$1.39	$0.12	$1.51

[1]

Reflects expenses of $1.6 million and $2.3 million during the three and six months ended November 30, 2010, respectively, of start-up costs related to our new Global Service Center in Manila, Philippines and $2.4 million and $4.8 million during the three and six months ended November 30, 2010, respectively, related to employee termination and relocation benefits, and the related income tax benefits.

[2]

Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

[3]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.
[4]	There were no normalized adjustments during the three and six months ended November 30, 2009.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the three and six months ended November 30, 2010 and 2009 on a “normalized” and “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations and earnings per share on a normalized basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our new Global Service Center and the legislated tax rate reduction. We calculated income from continuing operations on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a normalized and cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a normalized and cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8

RECONCILIATION OF NORMALIZED AND CASH EARNINGS SEGMENT INFORMATION TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended November 30,
	2010					2009
(In thousands)	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Cash Earnings Adjustments[2]	Cash Earnings
Revenues:
United States	$245,671	$—	$245,671	$—	$245,671	$220,934	$—	$220,934
Canada	81,453	—	81,453	—	81,453	78,236	—	78,236

North America merchant services	327,124	—	327,124	—	327,124	299,170	—	299,170

Europe	79,881	—	79,881	—	79,881	84,143	—	84,143
Asia-Pacific	36,521	—	36,521	—	36,521	25,638	—	25,638

International merchant services	116,402	—	116,402	—	116,402	109,781	—	109,781

Total revenues	$443,526	$—	$443,526	$—	$443,526	$408,951	$—	$408,951

Operating income:
North America merchant services	$67,131	$—	$67,131	$3,156	$70,287	$73,643	$2,662	$76,305
International merchant services	35,349	—	35,349	4,816	40,165	30,750	5,680	36,430
Corporate	(19,337)	3,983	(15,354)	—	(15,354)	(15,691)	—	(15,691)

Operating income	$83,143	$3,983	$87,126	$7,972	$95,098	$88,702	$8,342	$97,044

	Six Months Ended November 30,
	2010					2009
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Cash Earnings Adjustments[2]	Cash Earnings
Revenues:
United States	$501,302	$—	$501,302	$—	$501,302	$443,699	$—	$443,699
Canada	162,666	—	162,666	—	162,666	159,461	—	159,461

North America merchant services	663,968	—	663,968	—	663,968	603,160	—	603,160

Europe	153,677	—	153,677	—	153,677	164,610	—	164,610
Asia-Pacific	66,020	—	66,020	—	66,020	51,112	—	51,112

International merchant services	219,697	—	219,697	—	219,697	215,722	—	215,722

Total revenues	$883,665	$—	$883,665	$—	$883,665	$818,882	$—	$818,882

Operating income:
North America merchant services	$135,499	$—	$135,499	$6,173	$141,672	$149,564	$4,909	$154,473
International merchant services	66,742	—	66,742	9,473	76,215	59,499	11,316	70,815
Corporate	(36,990)	7,173	(29,817)	—	(29,817)	(31,118)	—	(31,118)

Operating income	$165,251	$7,173	$172,424	$15,646	$188,070	$177,945	$16,225	$194,170

[1]

Reflects expenses of $1.6 million and $2.3 million during the three and six months ended November 30, 2010, respectively, of start-up costs related to our new Global Service Center in Manila, Philippines and $2.4 million and $4.8 million during the three and six months ended November 30, 2010, respectively, related to employee termination and relocation benefits. There were no normalized adjustments during the three and six months ended November 30, 2009.

[2]	Represents acquisition intangible amortization expense from continuing operations.

SCHEDULE 9

OUTLOOK SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)	Fiscal 2010 Actual	Fiscal 2011 Outlook Before “la Caixa” JV	Fiscal 2011 Outlook “la Caixa” JV	Fiscal 2011 Outlook Including “la Caixa” JV	% Change FY10
Revenue Outlook
Revenues	$1,642	$1,755 to $1,790	$25 to $30	$1,780 to 1,820	8% to 11%

EPS Outlook
GAAP diluted EPS from continuing operations	$2.52	$2.58 to $2.67	($0.04) to ($0.02)	$2.54 to $2.65	1% to 5%
Employee Termination[1]	0.02	$0.12	—	$0.12

Normalized diluted EPS from continuing operations	$2.54	$2.70 to $2.79	($0.04) to ($0.02)	$2.66 to $2.77	5% to 9%

Acquisition-related intangibles[1]	0.26	$0.23	$0.06	$0.29	—

Cash EPS from continuing operations	$2.80	$2.93 to $3.02	$0.02 to $0.04	$2.95 to $3.06	5% to 9%

[1]	See Schedule 12 for detail of Fiscal 2010 charges.

SCHEDULE 10

CASH EARNINGS PER SHARE - HISTORICAL

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended				Fiscal Year Ended	Three Months Ended
(In thousands, except per share data)	8/31/09	11/30/09	2/28/10	5/31/10	5/31/10	8/31/10	11/30/10
Revenues	$409,932	$408,951	$398,535	$425,050	$1,642,468	$440,138	$443,526

Operating expenses:
Cost of service	133,320	136,539	137,840	144,146	551,845	142,771	145,003
Sales, general and administrative	179,485	175,368	178,484	198,660	731,997	204,396	203,425

	312,805	311,907	316,324	342,806	1,283,842	347,167	348,428

Operating income	97,127	97,044	82,211	82,244	358,626	92,971	95,098

Other income (expense):
Interest and other income	690	690	1,319	1,930	4,629	1,537	4,072
Interest and other expense	(4,141)	(4,423)	(4,141)	(4,814)	(17,519)	(4,841)	(4,299)

	(3,451)	(3,733)	(2,822)	(2,884)	(12,890)	(3,304)	(227)

Income from continuing operations before income taxes	93,676	93,311	79,389	79,360	345,736	89,667	94,871
Provision for income taxes	(28,002)	(26,914)	(22,531)	(21,143)	(98,590)	(25,950)	(28,843)

Income from continuing operations including noncontrolling interests	65,674	66,397	56,858	58,217	247,146	63,717	66,028
Less: Net income attributable to noncontrolling interests, net of tax	(4,924)	(3,698)	(3,343)	(5,177)	(17,142)	(4,739)	(4,701)

Net income from continuing operations attributable to Global Payments	$60,750	$62,699	$53,515	$53,040	$230,004	$58,978	$61,327

Diluted shares	81,298	82,188	82,636	82,142	82,120	80,339	80,344
Diluted earnings per share	$0.75	$0.76	$0.65	$0.65	$2.80	$0.73	$0.76

See Schedules 11, 12 and 13 for reconciliation of normalized and cash earnings from continuing operations to GAAP.

We supplemented our historical reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 11

RECONCILIATION OF HISTORICAL CASH EARNINGS PER SHARE TO GAAP - FISCAL 2010 QUARTERLY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended
	8/31/2009[3]			11/30/2009[3]
(In thousands, except per share data)	GAAP	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$409,932	$—	$409,932	$408,951	$—	$408,951

Operating expenses:
Cost of service	141,204	(7,884)	133,320	144,881	(8,342)	136,539
Sales, general and administrative	179,485	—	179,485	175,368	—	175,368

	320,689	(7,884)	312,805	320,249	(8,342)	311,907

Operating income	89,243	7,884	97,127	88,702	8,342	97,044

Other income (expense):
Interest and other income	690	—	690	690	—	690
Interest and other expense	(4,141)	—	(4,141)	(4,423)	—	(4,423)

	(3,451)	—	(3,451)	(3,733)	—	(3,733)

Income from continuing operations before income taxes	85,792	7,884	93,676	84,969	8,342	93,311
Provision for income taxes	(25,536)	(2,466)	(28,002)	(23,655)	(3,259)	(26,914)

Income from continuing operations	60,256	5,418	65,674	61,314	5,083	66,397
Less: Net income attributable to noncontrolling interests, net of tax	(4,613)	(311)	(4,924)	(3,347)	(351)	(3,698)

Net income from continuing operations attributable to Global Payments	$55,643	$5,107	$60,750	$57,967	$4,732	$62,699

Diluted shares	81,298		81,298	82,188		82,188
Diluted earnings per share	$0.68	$0.07	$0.75	$0.71	$0.05	$0.76

	Three Months Ended 2/28/2010[3]			Three Months Ended May 31, 2010
	GAAP	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Employee Termination[2]	Normalized	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$398,535	$—	$398,535	$425,050	$—	$425,050	$—	$425,050

Operating expenses:
Cost of service	146,202	(8,362)	137,840	152,322	—	152,322	(8,176)	144,146
Sales, general and administrative	178,484	—	178,484	201,243	(2,583)	198,660	—	198,660

	324,686	(8,362)	316,324	353,565	(2,583)	350,982	(8,176)	342,806

Operating income	73,849	8,362	82,211	71,485	2,583	74,068	8,176	82,244

Other income (expense):
Interest and other income	1,319	—	1,319	1,930	—	1,930	—	1,930
Interest and other expense	(4,141)	—	(4,141)	(4,814)	—	(4,814)	—	(4,814)

	(2,822)	—	(2,822)	(2,884)	—	(2,884)	—	(2,884)

Income from continuing operations before income taxes	71,027	8,362	79,389	68,601	2,583	71,184	8,176	79,360
Provision for income taxes	(20,298)	(2,233)	(22,531)	(17,890)	(946)	(18,836)	(2,307)	(21,143)

Income from continuing operations	50,729	6,129	56,858	50,711	1,637	52,348	5,869	58,217
Less: Net income attributable to noncontrolling interests, net of tax	(2,990)	(353)	(3,343)	(4,842)	—	(4,842)	(335)	(5,177)

Net income from continuing operations attributable to Global Payments	$47,739	$5,776	$53,515	$45,869	$1,637	$47,506	$5,534	$53,040

Diluted shares	82,636		82,636	82,142		82,142		82,142
Diluted earnings per share	$0.58	$0.07	$0.65	$0.56	$0.02	$0.58	$0.07	$0.65

[1]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.
[2]	Represents amounts due to our former President and Chief Operating Officer pursuant to his termination agreement dated April 21, 2010. Also reflects the related income tax benefit.
[3]	There were no normalized adjustments during the three months ended August 30, 2009, November 30, 2009 and February 28, 2010.

We supplemented our historical reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the four quarters of fiscal 2010 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 12

RECONCILIATION OF HISTORICAL CASH EARNINGS PER SHARE TO GAAP - FISCAL 2010

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Fiscal Year Ended May 31 2010,
(In thousands, except per share data)	GAAP	Employee Termination[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings
Revenues	$1,642,468	$—	$1,642,468	$—	$1,642,468

Operating expenses:
Cost of service	584,609	—	584,609	(32,764)	551,845
Sales, general and administrative	734,580	(2,583)	731,997	—	731,997

	1,319,189	(2,583)	1,316,606	(32,764)	1,283,842

Operating income	323,279	2,583	325,862	32,764	358,626

Other income (expense):
Interest and other income	4,629	—	4,629	—	4,629
Interest and other expense	(17,519)	—	(17,519)	—	(17,519)

	(12,890)	—	(12,890)	—	(12,890)

Income from continuing operations before income taxes	310,389	2,583	312,972	32,764	345,736
Provision for income taxes	(87,379)	(946)	(88,325)	(10,265)	(98,590)

Income from continuing operations	223,010	1,637	224,647	22,499	247,146
Less: Net income attributable to noncontrolling interests, net of tax	(15,792)	—	(15,792)	(1,350)	(17,142)

Net income from continuing operations attributable to Global Payments	$207,218	$1,637	$208,855	$21,149	$230,004

Diluted shares	82,120		82,120		82,120
Diluted earnings per share	$2.52	$0.02	$2.54	$0.26	$2.80

[1]	Represents amounts due to our former President and Chief Operating Officer pursuant to his termination agreement dated April 21, 2010. Also reflects the related income tax benefit.
[2]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

We supplemented our historical reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for fiscal year 2010 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 13

RECONCILIATION OF HISTORICAL CASH EARNINGS PER SHARE TO GAAP - FISCAL 2011 QUARTERLY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended August 31, 2010
(In thousands, except per share data)	GAAP	Employee Termination and Other[1]	Foreign Tax Rate[2]	Normalized	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$440,138	$—	$—	$440,138	$—	$440,138

Operating expenses:
Cost of service	151,041	(596)	—	150,445	(7,674)	142,771
Sales, general and administrative	206,990	(2,594)	—	204,396	—	204,396

	358,031	(3,190)	—	354,841	(7,674)	347,167

Operating income	82,107	3,190	—	85,297	7,674	92,971

Other income (expense):
Interest and other income	1,537	—	—	1,537	—	1,537
Interest and other expense	(4,841)	—	—	(4,841)	—	(4,841)

	(3,304)	—	—	(3,304)	—	(3,304)

Income from continuing operations before income taxes	78,803	3,190	—	81,993	7,674	89,667
Provision for income taxes	(24,981)	(1,162)	2,479	(23,664)	(2,286)	(25,950)

Income from continuing operations	53,822	2,028	2,479	58,329	5,388	63,717
Less: Net income attributable to noncontrolling interests, net of tax	(4,426)	—	—	(4,426)	(313)	(4,739)

Net income from continuing operations attributable to Global Payments	$49,396	$2,028	$2,479	$53,903	$5,075	$58,978

Diluted shares	80,339			80,339		80,339
Diluted earnings per share	$0.61	$0.03	$0.03	$0.67	$0.06	$0.73

	Three Months Ended November 30, 2010
	GAAP	Employee Termination and Other[1]		Normalized	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$443,526	$—		$443,526	$—	$443,526

Operating expenses:
Cost of service	154,205	(1,230)		152,975	(7,972)	145,003
Sales, general and administrative	206,178	(2,753)		203,425	—	203,425

	360,383	(3,983)		356,400	(7,972)	348,428

Operating income	83,143	3,983		87,126	7,972	95,098

Other income (expense):
Interest and other income	4,072	—		4,072	—	4,072
Interest and other expense	(4,299)	—		(4,299)	—	(4,299)

	(227)	—		(227)	—	(227)

Income from continuing operations before income taxes	82,916	3,983		86,899	7,972	94,871
Provision for income taxes	(24,546)	(1,436)		(25,982)	(2,861)	(28,843)

Income from continuing operations	58,370	2,547		60,917	5,111	66,028
Less: Net income attributable to noncontrolling interests, net of tax	(4,378)	—		(4,378)	(323)	(4,701)

Net income from continuing operations attributable to Global Payments	$53,992	$2,547		$56,539	$4,788	$61,327

Diluted shares	80,344			80,344		80,344
Diluted earnings per share	$0.67	$0.03		$0.70	$0.06	$0.76

[1]	Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits and the related income tax benefits.
[2]

Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

[3]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

We supplemented our historical reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the three months ended August 31, 2010 and November 30, 2010 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.